SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Disclosure of events after reporting period [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
(a)Disposition of our North American district energy operation
On February 2, 2021, Brookfield Infrastructure, alongside institutional partners (the “Enwave consortium”), agreed to the sale of its North American district energy operations in two separate transactions for total consideration of approximately $4.1 billion on an enterprise value basis. Gross proceeds to Brookfield Infrastructure are expected to be approximately $1.0 billion. The disposition is subject to customary closing conditions.
(b)Acquisition of Brazilian electricity transmission operation
On February 26, 2021, Brookfield Infrastructure, alongside institutional partners (the “JMM consortium”), exercised its option to acquire an additional 15% interest in Jose Maria de Macedo de Eletricidade S.A (“JMM”), a Brazilian electricity transmission operation, increasing Brookfield Infrastructure’s ownership in JMM to 31%. Prior to February 26, 2021, our partnership’s existing interest in JMM was accounted for using the equity method.
On closing, Brookfield Infrastructure entered into a voting agreement with an affiliate of Brookfield, providing Brookfield Infrastructure the right to direct the relevant activities of the entity, thereby providing Brookfield Infrastructure with control. Accordingly, Brookfield Infrastructure will consolidate JMM effective February 26, 2021. At the date of the acquisition, Brookfield Infrastructure recognized approximately $500 million of assets and approximately $295 million of liabilities. Non-controlling interest, reflecting the fair value of the portion of the business not acquired by Brookfield Infrastructure, of approximately $140 million was also recognized.
Due to the recent closing of the acquisition, the initial purchase price accounting for the business combination is not available as at the date of issuance of these consolidated financial statements. As a result, the partnership has not provided amounts recognized as at the acquisition date for certain classes of assets acquired and liabilities assumed and has not disclosed the pro-forma revenue and net income attributable to the partnership as if the acquisition had been effective January 1, 2021.
(c)Partial disposition of our U.S. gas pipeline
On March 8, 2021, Brookfield Infrastructure sold an effective 13% interest in its U.S. gas pipeline for net proceeds of approximately $410 million. A gain is anticipated to be recognized in Other income (expense) in the Consolidated Statement of Operating Results related to the partial disposition and Brookfield Infrastructure will continue to equity account for the business.